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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 6, 2002

                        (date of earliest event reported)



                             NORTEL NETWORKS LIMITED

             (Exact name of registrant as specified in its charter)



          CANADA                 000-30758            62-12-62580
(State or other jurisdiction    (Commission          (IRS Employer
      of incorporation)         File Number)       Identification No.)



8200 Dixie Road, Suite 100, Brampton, Ontario, Canada        L6T 5P6
   (address of principal executive offices)                 (Zip code)



Registrant's telephone number, including area code (905) 863-0000.
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ITEM     5. OTHER EVENTS

On June 7, 2002, Nortel Networks Corporation ("NNC") issued a press release announcing two concurrent offerings in the United States and Canada of equity units and common shares pursuant to separate prospectus supplements and accompanying prospectuses. The prospectus supplements and prospectuses relate to the shelf registration statement and the base shelf prospectus filed by NNC and the Registrant with the United States Securities and Exchange Commission and Canadian securities regulatory authorities, respectively. The related press release is filed as Exhibit 99.1 and is incorporated by reference herein.

NNC owns all of the Registrant's common shares and the Registrant is NNC's principal direct operating subsidiary.

ITEM     7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

         99.1   Press release dated June 7, 2002.


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                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NORTEL NETWORKS LIMITED

                                             By:   /s/ DEBORAH J. NOBLE
                                                   --------------------
                                                   Deborah J. Noble
                                                   Corporate Secretary

                                             By:   /s/ BLAIR F. MORRISON
                                                   ---------------------
                                                   Blair F. Morrison
                                                   Assistant Secretary

Dated:  June 6, 2002


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Press release dated June 7, 2002.